Net income (loss) per share	12 Months Ended
Dec. 31, 2017
Earnings Per Share Explanatory [Abstract]
Earnings per share [text block]
14.	Net income (loss) per share

The calculations of basic and diluted net income (loss) per share are derived from both net income (loss) and weighted average shares outstanding, calculated as follows:

	Year ended
	December 31
	2017	2016
Net income (loss)
Basic and diluted	$95,039	$(15,734)

Weighted average shares outstanding
Basic	185,641,050	182,056,120
Stock Options	389,977	-
Performance Awards	3,545,861	-
Diluted	189,576,888	182,056,120

The calculation of diluted net income (loss) per share for the year ended December 31, 2016 excludes the effects of Stock Options and Performance Awards, as their impacts would be anti-dilutive. Total weighted average shares of 866,241 and 648,037 in respect of Stock Options and Performance Awards, respectively, were excluded from the diluted net income (loss) per share calculation.